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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  January 22, 2001 (January 19,
2001)





                           NEXTEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)







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
      Delaware                                         0-19656                              36-3939651
(State or Other Jurisdiction of Incorporation)    (Commission File Numbers)  (I.R.S. Employer Identification Nos.)



2001 Edmund Halley Drive, Reston, Virginia                                                     20191
(Address of Principal Executive Offices)                                                     (Zip Code)


Registrants' Telephone Number, Including Area Code:   (703) 433-4000







          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.     OTHER EVENTS.

                  On January 22, 2001, Nextel issued a press release announcing the private placement of $1.25 billion of 9.5% Senior Serial Redeemable Notes due 2011, a copy of which is being filed as Exhibit
            99.1 hereto and is incorporated herein by reference.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



            (a)   Financial Statements of Business Acquired. Not applicable.



            (b)   Pro Forma Financial Information. Not applicable.



            (c)   Exhibits.



            The following exhibits are filed with this report:



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
            Exhibit No.       Exhibit Description
            ----------        -------------------
                 99.1         Press Release dated January 22, 2001
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                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    NEXTEL COMMUNICATIONS, INC.


                                        /s/ Celeste M. Moy
                                    ---------------------------
                                    By:   Celeste M. Moy
                                          Vice President


Date:  January 22, 2001
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                                  EXHIBIT INDEX



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
Exhibit No.       Exhibit Description
-----------       -------------------
     99.1         Press Release dated January 22, 2001
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